8x8 ANNOUNCES THIRD QUARTER FISCAL 2004 RESULTS

SANTA CLARA, Calif. (January 29, 2004) - 8x8, Inc. (Nasdaq: EGHT) today announced financial results for its third quarter of fiscal 2004 that ended on December 31, 2003.

Revenues for the third quarter of fiscal 2004 were $3.3 million compared with $2.4 million for the second quarter of fiscal 2004 and $2.4 million for the third quarter of fiscal 2003. Net loss for the third quarter of fiscal 2004 was $0.8 million or $0.02 per share compared with net income for the second quarter of fiscal 2004 of $0.7 million or $0.02 per share and a net loss of $3.5 million or $0.12 per share for the third quarter of fiscal 2003. Total revenues for the nine month periods ended December 31, 2003 and 2002, were $7.3 million and $8.1 million, respectively. Net losses for the nine month periods ended December 31, 2003 and 2002 were $1.5 million, or $0.05 per share, and $7.6 million, or $0.27 per share, respectively.

For detailed financial results and other disclosures, see 8x8's Report on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on January 29, 2004.

About 8x8, Inc.

8x8, Inc. offers the Packet8 broadband voice over internet protocol (VoIP) and video communications service (www.packet8.net), consumer videophones, hosted iPBX solutions, and voice and video semiconductors and related software. For more information, visit 8x8's web site at www.8x8.com.

About Packet8

Launched in November 2002, Packet8 enables anyone with high-speed Internet access to sign up for voice over internet protocol (VoIP) and video communications service at http://www.packet8.net. Customers can choose a direct-dial phone number from any of the rate centers offered by the service, and then use an 8x8-supplied terminal adapter to connect any telephone to a broadband internet connection and make or receive calls from a regular telephone number. For $19.95/month, Packet8 subscribers can make unlimited calls to any telephone number in the United States and Canada, and unlimited calls to any other Packet8 subscriber anywhere in the world. All Packet8 telephone accounts come with voice mail, caller ID, call waiting, call waiting caller ID, call forwarding, hold, line-alternate, 3-way conferencing, web access to account controls, and real-time online billing. High speed, instant-on broadband videophone accounts, which use the 8x8 DV325 SIP videophone, are also available. The DV325 videophone functions as a Packet8 voice line when making or receiving voice telephone calls from regular telephone numbers.

Editors: 8x8 and Packet8 are trademarks of 8x8, Inc.

CONTACT:
Peter J. Brooks
8x8, Inc.
(415) 255-1554
Peterjbrooks@8x8.com

Financial Tables To Follow

8x8, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts; unaudited)

                                                 Three Months Ended         Nine Months Ended
                                                    December 31,              December 31,
                                               ------------------------  ------------------------
                                                  2003         2002         2003         2002
                                               -----------  -----------  -----------  -----------
Product revenues............................. $       337  $     1,189  $     1,948  $     3,864
License and other revenues...................       2,952        1,197        5,390        4,232
                                               -----------  -----------  -----------  -----------
          Total revenues.....................       3,289        2,386        7,338        8,096
                                               -----------  -----------  -----------  -----------

Cost of product revenues.....................         413          407        1,320        1,714
Cost of license and other revenues...........       1,444          348        1,943          884
                                               -----------  -----------  -----------  -----------
          Total cost of revenues.............       1,857          755        3,263        2,598
                                               -----------  -----------  -----------  -----------
          Gross profit.......................       1,432        1,631        4,075        5,498
                                               -----------  -----------  -----------  -----------
Operating expenses:
  Research and development...................         522        1,825        2,222        6,295
  Selling, general and administrative........       1,672        2,023        4,167        6,058
  Restructuring and other charges............          --        1,340           --        1,340
                                               -----------  -----------  -----------  -----------
          Total operating expenses...........       2,194        5,188        6,389       13,693
                                               -----------  -----------  -----------  -----------
Loss from operations.........................        (762)      (3,557)      (2,314)      (8,195)
Other income, net............................           8           16          807          570
                                               -----------  -----------  -----------  -----------
Net income (loss)............................ $      (754) $    (3,541) $    (1,507) $    (7,625)
                                               ===========  ===========  ===========  ===========

Basic and diluted net loss per share......... $     (0.02) $     (0.12) $     (0.05) $     (0.27)
                                               ===========  ===========  ===========  ===========

Shares used in basic and diluted
   per-share calculation.....................      33,549       28,452       30,693       28,361
                                               ===========  ===========  ===========  ===========

8x8, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

                                               December 31,  March 31,
                                                  2003         2003
                                               -----------  -----------
ASSETS
Current assets:
  Cash and cash equivalents.................. $    13,188  $     3,371
  Short-term investments.....................          --          208
  Accounts receivable, net...................         607        1,290
  Inventory..................................         231          352
  Other current assets.......................         564          595
                                               -----------  -----------
          Total current assets...............      14,590        5,816
Property and equipment, net..................         172          841
Intangibles and other assets.................         113           48
                                               -----------  -----------
                                              $    14,875  $     6,705
                                               ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable........................... $       790  $       652
  Accrued compensation.......................         500          847
  Accrued warranty...........................         473          477
  Deferred revenue...........................         505          545
  Other accrued liabilities..................         546        1,125
  Income taxes payable.......................         221          226
                                               -----------  -----------
          Total current liabilities..........       3,035        3,872
                                               -----------  -----------

Contingently redeemable common stock.........          --          669
                                               -----------  -----------

Total stockholders' equity...................      11,840        2,164
                                               -----------  -----------
                                              $    14,875  $     6,705
                                               ===========  ===========